UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2018

Ohr Pharmaceutical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-88480	46-5622433
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 682-8452
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.08.	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01.	Other Events.

The Board of Directors of Ohr Pharmaceutical, Inc. (the “Company”) has set September 4, 2018 as the record date for those stockholders who are entitled to notice of, and to vote at, the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), which the Company anticipates will occur on September 28, 2018. Additional information about the 2018 Annual Meeting will be included in the Company’s proxy materials. Because the anticipated date of the 2018 Annual Meeting has been changed to a date that is more than 30 days later than the one-year anniversary date of the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company’s Bylaws (the “Bylaws”), the deadlines applicable to stockholder proposals have changed.

Stockholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2017 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is received by the Company not later than the close of business on September 4, 2018, which the Company has determined to be a reasonable time before it expects to begin delivering proxy materials. Any such proposal should be delivered to the Company at 800 Third Avenue, 11th Floor, New York, New York 10022, Attention: Secretary and must comply with the rules and regulations of the Securities and Exchange Commission under Rule 14a-8 in order to be eligible for inclusion in the proxy materials for the 2018 Annual Meeting.

In accordance with the Bylaws, for director nominations or other stockholder proposals (other than proposals pursuant to Rule 14a-8 under the Exchange Act) to be brought before the 2018 Annual Meeting, written notice must be received by the Company not later than September 4, 2018 by delivering such nominations or proposals in writing to the Company at 800 Third Avenue, 11th Floor, New York, New York 10022, Attention: Secretary. Such notices must comply with the requirements of the Bylaws and applicable law, and no director nomination or stockholder proposal may be presented at the 2018 Annual Meeting otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC
(Registrant)

Date: August 29, 2018	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer